UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, DC 20549

                                    ----------

                                     FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 20, 2004

                            GENERAL COMMUNICATION, INC.
              (Exact Name of Registrant as Specified in its Charter)

    Alaska                          0-15279                         92-0072737
---------------               ----------------------               ------------
(State or Other              (Commission File Number)             (IRS Employer
Jurisdiction of                                                   Identification
Incorporation)                                                        Number)

      2550 Denali Street Suite 1000 Anchorage, Alaska                 99503
   -----------------------------------------------------            --------
         (Address of Principal Executive Offices)                  (Zip Code)


       Registrant's telephone number, including area code: (907) 868-5600


                                      NONE
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.     Other Events and Regulation FD Disclosure.

                 On April 20, 2004, General Communication, Inc. announced that a joint settlement has been reached that substantially resolves a number of legal and regulatory proceedings between Alaska Communications Systems (ACS) and GCI.

                 Among other things, terms of the settlement are as follows:

                 o ACS relinquishes all claims to exemptions from full local telephone competition in Fairbanks and Juneau.
                 o New rates for unbundled loops in Fairbanks and Juneau
                   beginning January 1, 2005. The agreed upon rates will not have a material financial effect on GCI operations.
                 o Extension of existing interconnection agreements between ACS and GCI for Fairbanks and Juneau until January 1, 2008.
                 o Resolution of UNE-P leasing issues for the Fairbanks and
                   Juneau markets.

                 A copy of the press release is attached as Exhibit 99.1. The information contained in Exhibit 99.1 is incorporated by reference herein.

Item 7.     Financial Statements and Exhibits.

            (a) Financial statements of businesses acquired: None

            (b) Pro forma financial information: None

            (c) Exhibit:

                99.1 Press release dated April 20, 2004




                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          GENERAL COMMUNICATION, INC.
                                          ---------------------------
                                                  (Registrant)

Date: April 20, 2004


                                          By /s/ John M. Lowber
                                             -----------------------------------
                                          Name:  John M. Lowber
                                          Title: Senior Vice President,
                                                 Chief Financial Officer,
                                                 Secretary and Treasurer
                                                 (Principal Financial Officer)

                                  EXHIBIT INDEX

Exhibit No.   Description
-----------   --------------------------------------------------------
99.1          Press release of General Communication, Inc., dated
              April 20, 2004.